Exhibit 99.1

First Foundation Inc. Announces Pricing of $150 Million Subordinated Debt Offering

DALLAS, TX – January 21, 2022 – First Foundation Inc. (NASDAQ: FFWM) (“First Foundation”), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, announced that it has priced an underwritten public offering of $150 million aggregate principal amount of its fixed-to-floating rate subordinated notes due 2032 (the “Notes”). The Notes will initially bear a fixed interest rate of 3.50% per year. Commencing on February 1, 2027, the interest rate on the Notes resets quarterly to the three-month SOFR rate plus a spread of 204 basis points, payable quarterly in arrears. The offering is expected to close on January 24, 2022, subject to the satisfaction of customary closing conditions. First Foundation plans to use the net proceeds from the Notes offering for general corporate purposes, which may include, without limitation, providing capital to support its organic growth or growth through strategic acquisitions, financing investments, capital expenditures, investments in First Foundation Bank to support regulatory capital, and repaying up to $30 million of indebtedness.

Piper Sandler & Co. is acting as lead bookrunning manager and D.A. Davidson & Co. and Stephens Inc. are acting as co-managers.

The offering will be made only by means of a prospectus supplement and accompanying base prospectus. First Foundation has filed a registration statement on Form S-3 (File No. 333-239396) and a preliminary prospectus supplement to the prospectus contained in the registration statement with the U.S. Securities and Exchange Commission (“SEC”) for the Notes to which this communication relates. Prospective investors should read the applicable prospectus supplement and base prospectus in the registration statement and other documents First Foundation has filed or will file with the SEC for more complete information about First Foundation and the relevant offering. You may obtain these documents for free by visiting EDGAR on the SEC’s website at http://www.sec.gov. Electronic copies of each preliminary prospectus supplement, when available, and the accompanying base prospectus may be obtained by contacting Piper Sandler & Co. by telephone at (866) 805-4128 or by email at FSG-DCM@psc.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

About First Foundation

First Foundation Inc. (NASDAQ: FFWM) and its subsidiaries offer personal banking, business banking, and private wealth management services, including investment, trust, insurance, and philanthropy services. This comprehensive platform of financial services is designed to help clients at any stage in their financial journey. The broad range of financial products and services offered by First Foundation are more consistent with those offered by larger financial institutions, while its high level of personalized service, accessibility, and responsiveness to clients is more aligned with community banks and boutique wealth management firms. This combination of an integrated platform of comprehensive financial products and personalized service differentiates First Foundation from many of its competitors and has contributed to the growth of its client base and business. Learn more at firstfoundationinc.com, or connect with us on LinkedIn and Twitter.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about the offering of the Notes, our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements in this press release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, the timing, terms or completion of the offering and our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this press release and could cause us to make changes to our future plans. Those risks and uncertainties include, but are not limited to, the risk that the conditions to the closing of the offering may not be satisfied; the risk that a party may exercise its right to terminate the underwriting agreement with respect to the offering prior to its completion; the risk of incurring credit losses, which is an inherent risk of the banking business; the negative impacts and disruptions resulting from the COVID-19 pandemic on our colleagues, clients, the communities we serve and the domestic and global economy, which may have an adverse effect on the offering and our business, financial position and results of operations; the risk that we will not be able to continue our internal growth rate; the performance of loans currently on deferral following the expiration of the respective deferral periods; the risk that we will not be able to access the securitization market on favorable terms or at all; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; risks associated with the Federal Reserve Board taking actions with respect to interest rates, which could adversely affect the offering or our interest income and interest rate margins and, therefore, our future operating results; the risk that the performance of our investment management business or of the equity and bond markets could lead clients to move their funds from or close their investment accounts with us, which would reduce our assets under management and adversely affect our operating results; the risk that we may be unable or that our board of directors may determine that it is inadvisable to pay future dividends; risks associated with changes in income tax laws and regulations; and risks associated with seeking new client relationships and maintaining existing client relationships.

Further, statements about the potential effects of the TGR Financial, Inc. (“TGR Financial”) acquisition on our business, financial results, and condition may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in the forward-looking statements due to factors and future developments which are uncertain, unpredictable and in many cases beyond our control, including the risk that the benefits from the acquisition may not be fully realized or may take longer to realize than expected or be more costly to achieve, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and TGR Financial operate; our ability to promptly and effectively integrate the companies’ businesses; reputational risks and the reaction of the companies' customers, employees and counterparties to the acquisition; diversion of management time on integration-related issues; and lower than expected revenues, credit quality deterioration or a reduction in real estate values or a reduction in net earnings.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our 2020 Annual Report on Form 10-K for the fiscal year ended December 31, 2020 that we filed with the SEC on February 26, 2021, and other documents we file with the SEC from time to time. We urge readers of this press release to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this press release or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules.

Investor Inquiries

Kevin Thompson

Chief Financial Officer

(949) 202-4164

kthompson@ff-inc.com

Media Inquiries

Tyler J. Resh
Director of Marketing & Strategy
949-202-4131
tresh@ff-inc.com